Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Stock-Based Compensation

Stock-based compensation expense was $10.0 million, $13.5 million and $10.5 million during the years ended December 31, 2010, 2011 and 2012, respectively.  The Company has classified stock-based compensation expense within selling, general and administrative expense, the same operating expense line item as cash compensation paid to employees.

Stock Incentive Plans

The Company has granted options and restricted stock units to employees and non-employee directors to purchase the Company’s common stock under various stock incentive plans. Under the plans, employees and non-employee directors are eligible to receive awards of various forms of equity-based incentive compensation, including stock options, restricted stock, restricted stock units, phantom share units and performance awards, among others. The plans are administered by the Board of Directors or the Leadership and Compensation Committee of the Board of Directors, which determine the terms of the awards granted. Stock options are generally granted with an exercise price equal to the closing market value of EarthLink, Inc. common stock on the date of grant, have a term of ten years or less, and vest over terms of four years from the date of grant. Restricted stock units are granted with various vesting terms that range from one to three years from the date of grant. The Company's various stock incentive plans provide for the issuance of a maximum of 23.5 million shares, of which approximately 19.9 million shares were still available for grant as of December 31, 2012. Upon exercise of stock options or vesting of restricted stock units, the Company will issue authorized but unissued common stock.
In connection with the acquisition of ITC^DeltaCom, the Company assumed certain restricted stock units granted under ITC^DeltaCom's stock plans. These restricted stock units generally retained all of the rights, terms and conditions of the respective plans under which they were originally granted. As of December 31, 2012, 0.1 million restricted stock units were outstanding under these plans.
Options Outstanding

The following table summarizes stock option activity as of and for the year ended December 31, 2012:

	Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
	(shares and dollars in thousands)
Outstanding as of December 31, 2011	1,875	$8.97
Granted	2,581	7.55
Exercised	(54)	6.21
Forfeited and expired	(679)	8.43
Outstanding as of December 31, 2012	3,723	8.12	6.7	$—
Vested and expected to vest as of December 31, 2012	3,617	$8.14	6.6	$—
Exercisable as of December 31, 2012	1,609	$8.86	3.5	$—

The aggregate intrinsic value amounts in the table above represent the closing price of the Company’s common stock on December 31, 2012 in excess of the exercise price, multiplied by the number of stock options outstanding, exercisable or vested and expected to vest, when the closing price is greater than the exercise price. This represents the amount that would have been received by the stock option holders if they had all exercised their stock options on December 31, 2012. The total intrinsic value of options exercised during the years ended December 31, 2010, 2011 and 2012 was $1.0 million, $0.1 million and $0.1 million, respectively. The intrinsic value of stock options exercised represents the difference between the market value of Company’s common stock at the time of exercise and the exercise price, multiplied by the number of stock options exercised.  As of December 31, 2012, there was $2.8 million of total unrecognized compensation cost related to stock options. That cost is expected to be recognized over a weighted-average period of 3.1 years.

The following table summarizes the status of the Company’s stock options as of December 31, 2012:

						Stock Options
Stock Options Outstanding						Exercisable
				Weighted
				Average	Weighted		Weighted
				Remaining	Average		Average
Range of			Number	Contractual	Exercise	Number	Exercise
Exercise Prices			Outstanding	Life	Price	Exercisable	Price
			(in thousands)			(in thousands)
$5.10	to	$6.98	106	4.3	$6.87	106	$6.87
7.02	to	7.32	334	4.3	7.28	334	7.28
7.51	to	7.51	2,128	9.1	7.51	116	7.51
7.64	to	8.96	196	6.5	8.34	94	8.21
9.01	to	9.24	247	1.8	9.03	247	9.03
9.48	to	9.89	293	2.8	9.51	293	9.51
10.36	to	10.80	334	2.6	10.39	334	10.39
11.17	to	11.82	85	2.2	11.43	85	11.43
$5.10	to	$11.82	3,723	6.7	$8.12	1,609	$8.86

The Company did not grant any stock options during the years ended December 31, 2010 and 2011. The fair value of stock options granted during the year ended December 31, 2012 was estimated using the Black-Scholes option-pricing model with the following assumptions:

Year Ended
December 31, 2012
Dividend yield	2.69%
Expected volatility	32.50%
Risk-free interest rate	0.81%
Expected life	5 years

The weighted average grant date fair value of options granted during the year ended December 31, 2012 was $1.65 per share. The dividend yield assumption was based on the Company's history of dividend payouts at the time of grant. The expected volatility was based on a combination of the Company's historical stock price and implied volatility. The selection of implied volatility data to estimate expected volatility was based upon the availability of prices for actively traded options on the Company's stock. The risk-free interest rate assumption was based upon the U.S. Treasury yield curve in effect at the time of grant for periods corresponding with the expected life of the option. The expected life of employee stock options represents the weighted-average period the stock options are expected to remain outstanding.

Restricted Stock Units

The following table summarizes restricted stock unit activity as of and for the year ended December 31, 2012:

	Restricted Stock Units	Weighted Average Grant Date Fair Value
	(in thousands)
Outstanding as of December 31, 2011	2,606	$8.25
Granted	1,916	7.51
Vested	(974)	8.34
Forfeited	(567)	7.77
Outstanding as of December 31, 2012	2,981	$7.90

The fair value of restricted stock units is determined based on the closing price of EarthLink’s common stock on the grant date. The weighted-average grant date fair value of restricted stock units granted during the years ended December 31, 2010, 2011 and 2012 was $8.46, $8.22 and $7.51, respectively.  As of December 31, 2012, there was $12.5 million of total unrecognized compensation cost related to nonvested restricted stock units. That cost is expected to be recognized over a weighted-average period of 1.7 years. The total fair value of shares vested during the years ended December 31, 2010, 2011 and 2012 was $10.8 million, $15.6 million and $7.4 million, respectively, which represents the closing price of the Company’s common stock on the vesting date multiplied by the number of restricted stock units that vested.